Exhibit 99.4

January 2015

ANNUAL FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for year-end information.

If you need further information, please fax or e-mail your request to Fifth Third’s Investor Relations Department at (513) 534-3945 or IR@53.com

Jim Eglseder	Laura Wehby
VP / Investor Relations	VP / Investor Relations
(513) 534-8424	(513) 534-7407

Yearly Data

	Years Ended December 31,
	2014	2013	2012	2011	2010
Ratios (percent)
Return on average assets	1.12	1.48	1.34	1.15	0.67
Return on average common equity	10.0	13.1	11.6	9.0	5.0
Average Bancorp shareholders’ equity as a percent of average assets	11.59	11.56	11.65	11.41	12.22
Net interest margin(a)	3.10	3.32	3.55	3.66	3.66
Efficiency(a)	61.1	58.2	61.7	62.3	60.7
Net losses charged off as a percent of average loans and leases	0.64	0.58	0.85	1.49	3.02
ALLL as a percent of portfolio loans and leases	1.47	1.79	2.16	2.78	3.88
Allowance for credit losses as a percent of portfolio loans and leases	1.62	1.97	2.37	3.01	4.17
Nonperforming assets as a percent of portfolio loans, leases and other assets, including OREO(b)	0.82	1.10	1.49	2.23	2.79
Allowance for loan and lease losses as a percent of nonperforming assets(b)	178	161	144	124	138
Allowance for credit losses as a percent of nonperforming assets(b)	196	178	158	134	149

Common Share Data

Earnings per share	$1.68	$2.05	$1.69	$1.20	$0.63
Earnings per diluted share	$1.66	$2.02	$1.66	$1.18	$0.63
Cash dividends per common share	0.51	0.47	0.36	0.28	0.04
Book value per share	17.35	15.85	15.10	13.92	13.06
Common shares outstanding, excluding treasury	824,046,952	855,305,745	882,152,057	919,804,436	796,272,522
Market price per share:
High	$23.39	$21.04	$16.16	$15.75	$15.95
Low	17.74	15.35	12.04	9.13	9.81
End of period	20.38	21.03	15.20	12.72	14.68
Supplemental Data
Common dividends declared ($ in millions)	$427	$407	$325	$257	$32
Full-time equivalent employees	18,351	19,446	20,798	21,334	20,838
Banking centers	1,302	1,320	1,325	1,316	1,312
ATMs	2,638	2,586	2,415	2,425	2,445

(a)	Presented on a fully taxable equivalent basis (FTE).
(b)	Excludes nonperforming assets held for sale.

Yearly Data

	Years Ended December 31,
	2014	2013	2012	2011	2010
Income Statement ($ in millions)
Interest income (FTE)	$4,051	$3,993	$4,125	$4,236	$4,507
Interest expense	451	412	512	661	885

Net interest income (FTE)	3,600	3,581	3,613	3,575	3,622
Provision for loan and lease losses	315	229	303	423	1,538
Noninterest income:
Service charges on deposits	560	549	522	520	574
Corporate banking revenue	430	400	413	350	364
Mortgage banking net revenue	310	700	845	597	647
Investment advisory revenue	407	393	374	375	361
Card and processing revenue	295	272	253	308	316
Other noninterest income	450	879	574	250	406
Securities gains, net	21	21	15	46	47
Securities gains, net—non-qualifying hedges on mortgage servicing rights	—	13	3	9	14

Total noninterest income	2,473	3,227	2,999	2,455	2,729
Noninterest expense:
Salaries, wages and incentives	1,449	1,581	1,607	1,478	1,430
Employee benefits	334	357	371	330	314
Net occupancy expense	313	307	302	305	298
Technology and communications	212	204	196	188	189
Equipment expense	121	114	110	113	122
Card and processing expense	141	134	121	120	108
Other noninterest expense	1,139	1,264	1,374	1,224	1,394

Total noninterest expense	3,709	3,961	4,081	3,758	3,855
Income before income taxes (FTE)	2,049	2,618	2,228	1,849	958
Taxable equivalent adjustment	21	20	18	18	18

Income before income taxes	2,028	2,598	2,210	1,831	940
Applicable income tax	545	772	636	533	187

Net income	$1,483	$1,826	$1,574	$1,298	$753
Less: Net income attributable to noncontrolling interests	2	(10)	(2)	1	—

Net income attributable to Bancorp	$1,481	$1,836	$1,576	$1,297	$753
Dividends on preferred stock	67	37	35	203	250

Net income available to common shareholders	$1,414	$1,799	$1,541	$1,094	$503

Regulatory Capital Data ($ in millions)(a)
Tier I capital	$12,764	$12,094	$11,685	$12,503	$13,965
Tier II capital	4,132	4,337	4,126	4,373	4,213

Total risk-based capital	$16,896	$16,431	$15,811	$16,876	$18,178

Risk-weighted assets	$117,887	$115,969	$109,301	$104,219	$100,561

Tier I risk-based capital ratio	10.83%	10.43%	10.69%	12.00%	13.89%
Total risk-based capital ratio	14.33%	14.17%	14.47%	16.19%	18.08%
Tier I leverage ratio	9.66%	9.73%	10.15%	11.25%	12.79%
Tier I common equity ratio	9.65%	9.45%	9.54%	9.41%	7.48%

(a)	Current period regulatory capital data and ratios are estimated.

Yearly Data

	Years Ended December 31,
	2014	2013	2012	2011	2010
Balance Sheet ($ in millions, except share data)
Assets
Cash and due from banks	$3,091	$3,178	$2,441	$2,663	$2,159
Available-for-sale and other securities	22,408	18,597	15,207	15,362	15,414
Held-to-maturity securities	187	208	284	322	353
Trading securities	360	343	207	177	294
Other short-term investments	7,914	5,116	2,421	1,781	1,515

Total cash and securities	33,960	27,442	20,560	20,305	19,735
Loans held for sale	1,261	944	2,939	2,954	2,216
Portfolio loans and leases	90,084	88,614	85,782	81,018	77,491

Total loans and leases	91,345	89,558	88,721	83,972	79,707
Allowance for loan and lease losses	(1,322)	(1,582)	(1,854)	(2,255)	(3,004)
Bank premises and equipment	2,465	2,531	2,542	2,447	2,389
Operating lease equipment	728	730	581	497	479
Goodwill	2,416	2,416	2,416	2,417	2,417
Intangible assets	15	19	27	40	62
Servicing rights	858	971	697	681	822
Other real estate owned	217	299	320	429	506
Other assets	8,024	8,059	7,884	8,434	7,894

Total assets	$138,706	$130,443	$121,894	$116,967	$111,007

Liabilities
Deposits:
Demand	$34,809	$32,634	$30,023	$27,600	$21,413
Interest checking	26,800	25,875	24,477	20,392	18,560
Savings	15,051	17,045	19,879	21,756	20,903
Money market	17,083	11,644	6,875	4,989	5,035
Foreign office	1,114	1,976	885	3,250	3,721
Other time	3,960	3,530	4,015	4,638	7,728
Certificates—$100,000 and over	2,895	6,571	3,284	3,039	4,287
Other foreign office	—	—	79	46	1

Total deposits	101,712	99,275	89,517	85,710	81,648
Federal funds purchased	144	284	901	346	279
Other short-term borrowings	1,556	1,380	6,280	3,239	1,574
Other liabilities	4,662	5,245	4,347	4,739	3,868
Long-term debt	14,967	9,633	7,085	9,682	9,558

Total liabilities	123,041	115,817	108,130	103,716	96,927

Equity
Common and preferred equity	17,169	15,802	13,975	12,795	13,867
Net unrealized gains (losses):
Available-for-sale securities	475	121	412	485	321
Qualifying cash flow hedges	23	13	50	80	67
Accumulated other comprehensive income related to employee benefit plans	(69)	(52)	(87)	(95)	(74)
Treasury stock, at cost	(1,972)	(1,295)	(634)	(64)	(130)

Total Bancorp shareholders’ equity	15,626	14,589	13,716	13,201	14,051
Noncontrolling interests	39	37	48	50	29

Total equity	15,665	14,626	13,764	13,251	14,080

Total liabilities and equity	$138,706	$130,443	$121,894	$116,967	$111,007

Share Data
Preferred shares outstanding—Series G	—	—	16,450	16,450	152,771
Preferred shares outstanding—Series H	24,000	24,000	—	—	—
Preferred shares outstanding—Series I	18,000	18,000	—	—	—
Preferred shares outstanding—Series J	12,000	—	—	—	—
Common shares outstanding, excluding treasury	824,046,952	855,305,745	882,152,057	919,804,436	796,272,522
Treasury shares held	99,845,629	68,586,836	41,740,524	4,088,144	5,231,665

Yearly Data

	Years Ended December 31,
	2014	2013	2012	2011	2010
Average Balance Sheet ($ in millions, except share data)
Assets
Interest-earning assets:
Loans and leases	$91,127	$89,093	$84,822	$80,214	$79,232
Taxable securities	21,770	16,395	15,262	15,334	16,054
Tax exempt securities	53	49	57	103	317
Other short-term investments	3,043	2,417	1,495	2,031	3,328

Total interest-earning assets	115,993	107,954	101,636	97,682	98,931
Cash and due from banks	2,892	2,482	2,355	2,352	2,245
Other assets	14,539	15,053	15,695	15,335	14,841
Allowance for loan and lease losses	(1,481)	(1,757)	(2,072)	(2,703)	(3,583)

Total assets	$131,943	$123,732	$117,614	$112,666	$112,434

Liabilities
Interest-bearing liabilities:
Interest checking	25,382	$23,582	$23,096	$18,707	$18,218
Savings	16,080	18,440	21,393	21,652	19,612
Money market	14,670	9,467	4,903	5,154	4,808
Foreign office	1,828	1,501	1,528	3,490	3,355
Other time	3,762	3,760	4,306	6,260	10,526
Certificates—$100,000 and over	3,929	6,339	3,102	3,656	6,083
Other foreign office	—	17	27	7	6
Federal funds purchased	458	503	560	345	291
Other short-term borrowings	1,873	3,024	4,246	2,777	1,635
Long-term debt	12,928	7,914	9,043	10,154	10,902

Total interest-bearing liabilities	80,910	74,547	72,204	72,202	75,436
Demand deposits	31,755	29,925	27,196	23,389	19,669
Other liabilities	3,950	4,917	4,462	4,189	3,580

Total liabilities	116,615	109,389	103,862	99,780	98,685
Equity	15,328	14,343	13,752	12,886	13,749

Total liabilities and equity	131,943	$123,732	$117,614	$112,666	$112,434

Average loans and leases (excluding held for sale)	$90,485	$86,950	$82,733	$78,533	$77,045
Average common shares outstanding:
Basic	833,116,349	869,462,977	904,425,226	906,460,550	790,852,185
Diluted	842,967,356	894,736,445	945,554,102	949,545,420	799,381,153

Yearly Data

	Years Ended December 31,
	2014	2013	2012	2011	2010
End of Period Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial and industrial loans	$40,801	$39,347	$36,077	$30,828	$27,274
Commercial mortgage loans	7,410	8,069	9,116	10,214	10,992
Commercial construction loans	2,071	1,041	707	1,037	2,111
Commercial leases	3,721	3,626	3,549	3,531	3,378

Subtotal—commercial	54,003	52,083	49,449	45,610	43,755
Consumer:
Residential mortgage loans	13,582	13,570	14,873	13,474	10,858
Home equity	8,886	9,246	10,018	10,719	11,513
Automobile loans	12,037	11,984	11,972	11,827	10,983
Credit card	2,401	2,294	2,097	1,978	1,896
Other consumer loans and leases	436	381	312	364	702

Subtotal—consumer	37,342	37,475	39,272	38,362	35,952

Total loans and leases	$91,345	$89,558	$88,721	$83,972	$79,707

Average Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial and industrial loans	$41,178	$37,770	$32,911	$28,546	$26,334
Commercial mortgage loans	7,745	8,481	9,686	10,447	11,585
Commercial construction loans	1,492	793	835	1,740	3,066
Commercial leases	3,585	3,565	3,502	3,341	3,343

Subtotal—commercial	54,000	50,609	46,934	44,074	44,328
Consumer:
Residential mortgage loans	13,344	14,428	13,370	11,318	9,868
Home equity	9,059	9,554	10,369	11,077	11,996
Automobile loans	12,068	12,021	11,849	11,352	10,427
Credit card	2,271	2,121	1,960	1,864	1,870
Other consumer loans and leases	385	360	340	529	743

Subtotal—consumer	37,127	38,484	37,888	36,140	34,904

Total average loans and leases	$91,127	$89,093	$84,822	$80,214	$79,232

Asset Quality ($ in millions)
Nonaccrual portfolio loans and leases	$269	$387	$665	$1,058	$1,333
Nonaccrual loans held for sale	24	6	25	131	247
Restructured loans—(nonaccrual) held for sale	15	—	4	7	47
Restructured loans and leases (nonaccrual) portfolio	310	364	364	380	347
Other assets, including other real estate owned	165	229	257	378	494

Total nonperforming assets	$783	$986	$1,315	$1,954	$2,468

Ninety days past due loans and leases	$87	$103	$195	$200	$317

Nonperforming Loans ($ in millions)(nonaccrual plus renegotiated)
Commercial and industrial loans and leases	$241	$287	$345	$544	$753
Commercial mortgage loans	146	146	296	497	581
Commercial construction loans	2	31	85	156	258
Residential mortgage loans	94	165	237	275	268
Other consumer loans and leases	135	128	95	104	114

Total nonperforming loans and leases (including held for sale)	$618	$757	$1,058	$1,576	$1,974

Credit Charge-Offs ($ in millions)
Gross charge-offs	($679)	($637)	($837)	($1,314)	($2,484)
Recoveries	104	136	133	142	156

Net losses charged off	($575)	($501)	($704)	($1,172)	($2,328)